December 7, 2010

1st United Bancorp, Inc.

One North Federal Hwy.

Boca Raton, FL 33432

Re:	1st United Bancorp, Inc. – Registration Statement on Form S-3 filed on December 7, 2010

Ladies and Gentlemen:

We have acted as legal counsel to 1st United Bancorp, Inc., a corporation organized under the laws of the State of Florida (the “Registrant”), in connection with the preparation and filing by the Registrant with the Securities and Exchange Commission (the “Commission”) of the Registrant’s Registration Statement on Form S-3 (File No. 333-170789) filed with the Commission on December 7, 2010 (the “Registration Statement”), relating to the registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 415 of the General Rules and Regulations of the Commission promulgated under the Securities Act, of the issuance and sale from time to time of an unspecified amount of securities of the Registrant for $100,000,000, consisting of shares of Common Stock, $0.01 par value per share (the “Common Stock”), shares of Preferred Stock, $0.01 par value per share (the “Preferred Stock”), debt securities of the Registrant (the “Debt Securities”), which may be issued in one or more series under one or more indentures or supplemental indentures (the “Indentures”), two or more securities described in the Registration Statement in the form of a unit (the “Units”), warrants for the purchase of Common Stock or Preferred Stock (the “Warrants”), and subscription rights for the purchase of Common Stock or Preferred Stock (the “Subscription Rights”), and such indeterminate amount of Debt Securities and number of shares of Common Stock or Preferred Stock as may be issued upon conversion, exchange or exercise of any Debt Securities, Preferred Stock, Units, Warrants or Subscription Rights, including such shares of Common Stock or Preferred Stock as may be issued pursuant to anti-dilution adjustments, in amounts, at prices and on terms to be determined at the time of offering. The Common Stock, the Preferred Stock, the Debt Securities, the Units, the Warrants, and the Subscription Rights are collectively referred to herein as the “Securities”.

We are members of the Bar of the State of Florida, and we have not considered, and do not herein express any opinion as to, the laws of any jurisdiction other than the Florida Business Corporation Act of the State of Florida as in effect on the date hereof, and we do not express any opinion as to the effect of any other laws on the opinion stated herein. Without limiting the generality of the foregoing limitations (and without expanding in any way any of the opinions that are set forth in this letter), we express no opinion regarding the legality, validity, binding

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1st United Bancorp, Inc.

December 7, 2010

effect or enforceability of any Warrant Agreement, Warrant, Debt Securities, Indentures, Subscription Rights, Subscription Rights Agreement, Subscription Agreement or any other agreement or other document that is not governed by the laws of the State of Florida.

This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K of the Securities Act. This opinion letter has been prepared and is to be construed in accordance with the Report on Standards for Opinions of Florida Counsel dated April 8, 1991, issued by the Business Law Section of The Florida Bar, as updated on September 4, 1998 (the “Report”). The Report is incorporated by reference into this opinion letter. For purposes of construing the Report, the “client” as referenced in the Report is the Registrant.

In rendering the following opinions, we have examined and relied on originals or copies certified or otherwise identified to our satisfaction of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or appropriate for the purposes of this opinion (collectively, the “Documents” ).

In such examination, and in rendering the opinions set forth herein, in addition to those assumptions, qualifications, limitations and exceptions set forth in the Report and the assumptions, qualifications, limitations and exceptions contained elsewhere in this letter we have assumed without investigation (and we express no opinion regarding) the following (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth, accuracy and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates we have reviewed; (d) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective under the Securities Act (and will remain effective at the time of issuance of any Securities thereunder); (e) a prospectus supplement will have been timely filed with the Commission describing the Securities offered thereby; (f) all Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement and the applicable prospectus supplement; (g) a definitive purchase, underwriting or similar agreement with respect to any Securities offered will have been duly authorized and validly executed and delivered by the Registrant and the other parties thereto; (h) any Indenture, Warrant Agreement, Subscription Rights Agreement, and/or Subscription Agreement that will be executed and delivered by the Registrant will be governed by the laws of the State of Florida, and that any Debt Securities, Units, Warrants and Subscription Rights that may be issued will be governed by the laws of the State of Florida; (i) any Debt Securities that may be issued will be issued in a form that complies with the Indentures and the Indentures and any supplemental indenture to be entered into in connection with the issuance of such Debt Securities will be manually signed or countersigned, as the case may be, by duly authorized officers of the Trustee; (j) the final form of all documents for the Securities will not have any material differences from those customarily used in transactions of this type; (k) any Securities issuable upon conversion, exchange, redemption or exercise of any Securities being offered will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange, redemption or exercise; and (l) with respect to shares of Common Stock or Preferred Stock offered, there will be sufficient shares of Common Stock or Preferred Stock authorized under the Registrant’s

Gunster, Yoakley & Stewart, P.A.

Attorneys At Law

1st United Bancorp, Inc.

December 7, 2010

organizational documents and not otherwise reserved for issuance. We have assumed that the terms of the Securities will have been established so as not to, and that the execution and delivery by the Registrant of, and the performance of its obligations under, the Securities will not, violate, conflict with or constitute a default under (i) any agreement or instrument to which the Registrant or any of its subsidiaries is subject, (ii) any law, rule or regulation to which the Registrant or any of its subsidiaries is subject, (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any governmental authority.

As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Registrant and others, as well as the representations, warranties and other statements of the Registrant, the officers and other representatives of the Registrant and other persons that are set forth in the Registration Statement and any Documents that we examined in connection herewith or in our capacity as legal counsel to the Registrant in connection with the preparation and/or filing of the Registration Statement, and have made no independent verification or investigation of or inquiry regarding the facts contained or asserted to be true or correct in any such statements, Documents or the Registration Statement (including the representations and warranties contained in any Documents and in the Registration Statement). Without limiting the foregoing: (i) we have made no examination or investigation to verify the accuracy or completeness of any financial, accounting, statistical or other similar information set forth in the Registration Statement or in any Documents, or with respect to any other accounting or financial matter, information and accounts, and express no opinion with respect thereto; (ii) we have not verified whether or not all of the steps in the organization, the chain of elections of officers or directors, the issuances and transfers of shares or share certificates, and/or the adoption of and/or amendments to the articles of incorporation and/or the bylaws of the Registrant, or comparable matters applicable at the time of or since the formation of the Registrant were performed in accordance with applicable law in effect when the actions were taken (and/or were taken in a regular and continuous manner), and we have relied on the presumption of regularity and continuity of such steps in rendering our opinions set forth in this letter; and (iii) we have not conducted a search or investigation of the records, files or indices of any court or governmental authority for action, litigation, suits, proceedings, orders, judgments, decrees, filings, arbitrations, or otherwise. As counsel to the Registrant, our engagement has been limited to the representation of the Registrant in connection with such matters and transactions that have been requested by the Registrant. Accordingly, there may exist matters of a legal or factual nature involving the Registrant in connection with which we have not been consulted and which would affect the opinions rendered herein.

Based upon the foregoing, and subject to the limitations, qualifications, exceptions, and assumptions set forth in the Report and/or this opinion letter, we are of the opinion that:

1. With respect to any shares of Common Stock to be offered by the Registrant pursuant to the Registration Statement (the “Offered Common Shares”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act, (ii) an appropriate prospectus supplement or term sheet with

Gunster, Yoakley & Stewart, P.A.

Attorneys At Law

1st United Bancorp, Inc.

December 7, 2010

respect to the Offered Common Shares has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder, (iii) if the Offered Common Shares are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Common Shares has been duly authorized, executed and delivered by the Registrant and the other parties thereto, (iv) the Offered Common Shares have been duly authorized and the Board of Directors of the Registrant (the “Board”), including any appropriate committee appointed thereby, and appropriate officers of the Registrant have taken all necessary corporate action to approve the issuance of the Offered Common Shares, the consideration to be received therefor and related matters (and such action is in full force and effect at all times at which the Offered Common Shares are offered or sold by the Registrant), (v) the terms of the issuance and sale of the Offered Common Shares have been duly established in conformity with the organizational documents of the Registrant, do not violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Registrant and comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Registrant and (vi) certificates in the form required under the Florida Business Corporation Act representing the Offered Common Shares are duly executed, countersigned, registered and delivered upon payment of the agreed upon consideration therefor, the Offered Common Shares (including any shares of Common Stock duly issued upon conversion, exchange or exercise of any Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock registered on the Registration Statement in accordance with terms and requirements of any such Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock), when issued, sold and paid for in accordance with the applicable underwriting agreement with respect to the Offered Common Shares or any other duly authorized, executed and delivered valid and binding purchase or agency agreement (and, with respect to any shares of Offered Common Stock issued upon conversion, exchange or exercise of any Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock, in accordance with terms and requirements of any such Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock), will be validly issued, fully paid, and nonassessable.

2. With respect to the shares of any series of Preferred Stock to be offered by the Registrant pursuant to the Registration Statement (the “Offered Preferred Shares”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act, (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Preferred Shares has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder, (iii) if the Offered Preferred Shares are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Preferred Shares has been duly authorized, executed and delivered by the Registrant and the other parties thereto, (iv) the Offered Preferred Shares have been duly authorized and the Board, including any appropriate committee appointed thereby, and appropriate officers of the Registrant have taken all necessary corporate action to approve the issuance, terms and sale of the Offered Preferred Shares, the consideration to be received therefor and related matters (and such action is in full force and effect at all times at which the Offered Preferred Shares are offered or sold by the Registrant), (v) a Certificate of Designation conforming to the Florida Business Corporation Act regarding such series of Preferred Stock has been filed with, and accepted for filing by, the Secretary of State of the State

Gunster, Yoakley & Stewart, P.A.

Attorneys At Law

1st United Bancorp, Inc.

December 7, 2010

of Florida, (vi) the terms of the Offered Preferred Shares and of their issuance and sale have been duly established in conformity with the terms of the particular series as established by the Board, so as not to violate any applicable law, the organizational documents of the Registrant or result in a default under or breach of any agreement or instrument binding upon the Registrant and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Registrant, and (vii) certificates in the form required under the Florida Business Corporation Act representing the Offered Preferred Shares are duly executed, countersigned, registered and delivered upon payment of the agreed-upon consideration therefor, the Offered Preferred Shares (including any shares of Preferred Stock duly issued upon conversion, exchange or exercise of any Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock in accordance with terms and requirements of any such Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock), when issued, sold and paid for in accordance with the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding purchase or agency agreement (and, with respect to any shares of Preferred Stock issued upon conversion, exchange or exercise of any Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock, in accordance with terms and requirements of any such Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock), will be validly issued, fully paid, and nonassessable.

3. With respect to any series of Debt Securities to be offered by the Registrant pursuant to the Registration Statement (the “Offered Debt Securities”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act and the Indentures have been qualified under the Trust Indenture Act of 1939, as amended, (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Debt Securities has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder, (iii) if the Offered Debt Securities are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities has been duly authorized, executed and delivered by the Registrant and the other parties thereto, (iv) the Offered Debt Securities have been duly authorized and the Board, including any appropriate committee appointed thereby, and appropriate officers of the Registrant have taken all necessary corporate action to approve the issuance and terms of the Offered Debt Securities and related matters (and such action is in full force and effect at all times at which the Offered Debt Securities are offered or sold by the Registrant), (v) the Indentures and any supplemental indenture in respect of such Offered Debt Securities have been duly authorized, executed and delivered by each party thereto, (vi) the terms of the Offered Debt Securities and of their issuance and sale have been duly established in conformity with the Indentures and reflected in appropriate documentation approved by us and, if applicable, executed and delivered by each party thereto, so as not to violate any applicable law, the organizational documents of the Registrant or result in a default under or breach of any agreement or instrument binding upon the Registrant and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Registrant, and (vii) the Offered Debt Securities have been issued in a form that complies with, and have been duly executed and authenticated in accordance with, the provisions of the Indentures and any supplemental indenture to be entered into in connection with the issuance of such Offered Debt Securities and duly delivered to the purchasers thereof upon payment of the agreed-upon

Gunster, Yoakley & Stewart, P.A.

Attorneys At Law

1st United Bancorp, Inc.

December 7, 2010

consideration therefor, the Offered Debt Securities (including any Debt Securities duly issued upon conversion, exchange or exercise of any Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock in accordance with terms and requirements of any such Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock), when issued and sold in accordance with the Indentures, any supplemental indenture to be entered into in connection with the issuance of such Offered Debt Securities and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement (and, with respect to any Debt Securities issued upon conversion, exchange or exercise of any Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock, in accordance with terms and requirements of any such Subscription Rights, Units, Warrants, Debt Securities or Preferred Stock), will be valid and binding obligations of the Registrant, enforceable against the Registrant in accordance with their respective terms.

4. With respect to any Units to be offered by the Registrant pursuant to the Registration Statement (the “Offered Units”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act, (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Units (including the Securities which constitute components thereof) has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder, (iii) the Offered Units (including the Securities which constitute components thereof) have been duly authorized and the Board, including any appropriate committee appointed thereby, and appropriate officers of the Registrant have taken all necessary corporate action to approve the issuance of the Offered Units (including the Securities which constitute components thereof), the consideration to be received therefor and related matters (and such action is in full force and effect at all times at which the Offered Units are offered or sold by the Registrant), (iv) the unit purchase agreement with respect to the Offered Units (the “Unit Agreement”) has been duly authorized, executed and delivered by the Registrant and the other parties thereto, (v) the terms of the issuance and sale of the Offered Units have been duly established in conformity with the Unit Agreement, so as not to violate any applicable law, the organizational documents of the Registrant or result in a default under or breach of any agreement or instrument binding upon the Registrant and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Registrant, (vi) in the event that any of the Securities which constitute a component of the Offered Units are Debt Securities, Warrants or Subscription Rights, when the conditions described in Opinion No. 3, Opinion No. 5 or Opinion No. 6, as applicable, have been satisfied, and (vii) the Offered Units (including the Securities which constitute components thereof) have been duly executed and delivered against payment therefor, pursuant to the Unit Agreement, each of the Securities which constitute components of the Offered Units will be validly issued, fully paid, and nonassessable.

5. With respect to any Warrants to be offered by the Registrant pursuant to the Registration Statement (the “Offered Warrants”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act, (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Warrants has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder, (iii) the Offered Warrants have been duly

Gunster, Yoakley & Stewart, P.A.

Attorneys At Law

1st United Bancorp, Inc.

December 7, 2010

authorized and the Board, including any appropriate committee appointed thereby, and appropriate officers of the Registrant have taken all necessary corporate action to approve the issuance of the Offered Warrants, the consideration to be received therefor and related matters (and such action is in full force and effect at all times at which the Offered Warrants are offered or sold by the Registrant), (iv) the warrant agreement with respect to the Offered Warrants (the “Warrant Agreement”) has been duly authorized, executed and delivered by the Registrant and the other parties thereto, (v) the terms of the issuance and sale of the Offered Warrants have been duly established in conformity with the Warrant Agreement, so as not to violate any applicable law, the organizational documents of the Registrant or result in a default under or breach of any agreement or instrument binding upon the Registrant and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Registrant, and (vi) the Offered Warrants have been duly executed and delivered against payment therefor, pursuant to the Warrant Agreement, the Offered Warrants will be validly issued, fully paid, and nonassessable.

6. With respect to the Subscription Rights to be offered by the Registrant pursuant to the Registration Statement (the “Offered Subscription Rights”), when, (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act, (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Subscription Rights has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder, (iii) the Offered Subscription Rights have been duly authorized and the Board, including any appropriate committee appointed thereby, and appropriate officers of the Registrant have taken all necessary corporate action to approve the issuance of the Offered Subscription Rights, the consideration to be received therefor and related matters (and such action is in full force and effect at all times at which the Offered Subscription Rights are offered or sold by the Registrant), (iv) a subscription agent agreement with respect to the Offered Subscription Rights (the “Subscription Rights Agreement”) has been duly authorized, executed and delivered by the Registrant and the other parties thereto, (v) the terms of the issuance and sale of the Offered Subscription Rights have been duly established in conformity with the Subscription Rights Agreement, so as not to violate any applicable law, the organizational documents of the Registrant or result in a default under or breach of any agreement or instrument binding upon the Registrant and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Registrant, (vi) the Offered Subscription Rights have been duly executed and delivered against payment therefor, pursuant to the Subscription Rights Agreement, and (vii) certificates representing the Offered Subscription Rights have been duly executed and delivered by Registrant or its agent, the Offered Subscription Rights will constitute valid and binding obligations of the Registrant, enforceable against the Registrant in accordance with their terms.

Nothing contained in this letter shall be deemed to be an opinion other than those opinions set forth in the immediately preceding five enumerated paragraphs.

To the extent that the obligations of the Registrant under an Indenture may be dependent on such matters, we further have assumed for purposes of this opinion that the Trustee under each Indenture (i) is duly organized, validly existing and in good standing under the laws of its

Gunster, Yoakley & Stewart, P.A.

Attorneys At Law

1st United Bancorp, Inc.

December 7, 2010

jurisdiction of organization; (ii) is duly qualified to engage in activities contemplated by such Indenture; (iii) has duly authorized, executed and delivered such Indenture and such Indenture constitutes the legally valid and binding obligation of such Trustee enforceable against such Trustee in accordance with its terms; (iv) is in compliance, with respect to acting as a trustee under such Indenture, with all applicable laws and regulations; and (v) has the requisite organizational and legal power and authority to perform its obligations under such Indenture.

We express no opinion as to the title to, or rights or interests in, or ownership of, any of the Securities, of the Registrant, any purchaser of any Securities or any other person.

To the extent that the obligations of the Registrant under any Unit, Warrant, Subscription Right, Unit Agreement, Warrant Agreement, or Subscription Rights Agreement may be dependent on such matters, we further have assumed for purposes of this opinion that any unit agent, warrant agent or subscription agent under such Unit Agreement, Warrant Agreement or Subscription Rights Agreement, as the case may be, (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) is duly qualified to engage in the activities contemplated by such agreement; (iii) has duly authorized, executed and delivered such agreement and such agreement constitutes the legally valid and binding obligation of such agent enforceable against such agent in accordance with its terms; (iv) is in compliance, with respect to acting as a agent under such agreement, with all applicable laws and regulations; and (v) has the requisite organizational and legal power and authority to perform its obligations under such agreement.

Our opinions concerning the validity and/or enforceability of any of the Securities, as and to the extent to which we are opining, mean that if any such Security and related agreement was governed by Florida law (i) such Security would constitute an effective contract under applicable Florida law, (ii) such Security would not be invalid in its entirety because of a specific statutory prohibition under Florida law or a Florida public policy and would not be subject in its entirety to a contractual defense, and (iii) subject to the additional limitations set forth below and elsewhere in this letter, some remedy would be available if the Registrant is in material default under such Security. Such opinions do not mean that (i) any particular remedy is available upon a material default, or (ii) every provision of or right or remedy under such Security or related agreement will be upheld or enforced or deemed valid in any or each circumstance by a court. Furthermore, he opinions set forth above are subject to the effects of (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, (b) general equitable principles (whether considered in a proceeding in equity or at law), (c) an implied covenant of good faith and fair dealing, (d) provisions of law that require that a judgment for money damages rendered by a court in the United States be expressed only in United States dollars, (e) limitations by any governmental authority that limit, delay or prohibit the making of payments outside the United States and (f) generally applicable laws that (i) provide for the enforcement of oral waivers or modifications where a material change of position in reliance thereon has occurred or provide that a course of performance may operate as a waiver, (ii) limit the availability of a remedy under certain circumstances where another remedy has been elected, (iii) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a

Gunster, Yoakley & Stewart, P.A.

Attorneys At Law

1st United Bancorp, Inc.

December 7, 2010

party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct, (iv) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange, (v) may limit the enforceability of provisions providing for compounded interest, imposing increased interest rates or late payment charges upon delinquency in payment or default or providing for liquidated damages or for premiums upon acceleration and (vi) limit the waiver of rights under usury laws. We express no opinion as to whether, or the extent to which, the laws of any particular jurisdiction apply to the subject matter hereof, including, without limitation, the enforceability of the governing law provision contained in any Securities and their governing documents.

This opinion is rendered as of the date hereof, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or any subsequent changes in applicable law that may come to our attention, and we have assumed that no change in the facts stated or assumed herein or in applicable law after the date hereof will affect adversely our ability to render an opinion letter after the date hereof (i) containing the same legal conclusions set forth herein and (ii) subject only to such (or fewer) assumptions, limitations and qualifications as are contained herein.

This opinion has been prepared solely for your use in connection with the transmitting for filing of the Registration Statement on the date of this opinion letter and should not be quoted in whole or in part or otherwise be referred to, nor filed with or furnished to any governmental agency or other person or entity, or used, without our prior written consent.

We hereby consent to the filing of copies of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act and the rules and regulations thereunder. This opinion speaks as of its date, and we undertake no (and hereby disclaim any) obligation to update this opinion.

The opinions set forth in this opinion letter are limited to matters expressly set forth and no opinion is to be implied or may be inferred beyond the matters expressly stated.

Respectfully submitted,

/s/ Gunster, Yoakley & Stewart, P.A.

MVM/MHN/DCS

Gunster, Yoakley & Stewart, P.A.

Attorneys At Law